Exhibit 99.1

NASDAQ: KOOL


CESCA
Therapeutics

Cesca Therapeutics Corporate Presentation

Chris Xu, Ph.D, Chairman, President and CEO

BIO CEO & Investor Conference (New York), February 11, 2019

2 Disclosure and Forward Looking Statement

This presentation includes statements of future expectations and other forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current views and assumptions, speak only as of the date hereof and are subject to change. Forward-looking statements can often be identified by words such as “may,” “could,” “potential,” “continue,” and similar expressions and include, but are not limited to, statements regarding research and product commercialization. These forward-looking statements are not guarantees of future results and are subject to known and unknown risks and uncertainties that could cause actual results, performance or events to differ materially and adversely from those expressed or implied in such statements. A more complete description of risks that could cause actual events to differ from the outcomes predicted by these forward-looking statements is set forth under the caption "Risk Factors" in our Annual Report on Form 10-K, in our Quarterly Reports on Form 10-Q, and in other reports filed with the Securities and Exchange Commission from time to time, and you should consider each of those factors when evaluating the forward-looking statements. We undertake no obligation to revise or update publicly any forward-looking statements for any reason, except as required by law.

3

About Cesca Therapeutics Inc.

– Addressing critical unmet biomanufacturing needs for cell based therapies (CBT)

Key Business Update for Year 2018

Launching of three proprietary platforms for automated cellular processing:

- **CARTXpress™** for large scale cellular manufacturing, including CAR-T
- **POCXpress™** for point-of-care (PoC) clinical applications
- **AutoXpress® II** for stem cell banking to replace the popular AXP system, which has performed over 1 million automated processing, worldwide

Recent corporate reorganization positions us for the rapid future growth.

4 Corporate Restructuring

– Creates Separate Device and Clinical Divisions

Figure 1. ThermoGenesis Corp (Est. July 2017)



Cesca Therapeutics
Est. in 1986
Clinical Division
Device Division
AXP®/ BioArchive®
80%
Bay City Capital, LLC
SynGen Inc.
Est. in 2007
20%
R&D for Automated Cell Process
ThermoGenesis

- *ThermoGenesis (TG) is a private company as a result of a merger between Cesca medical device division and SynGene Inc. (July 2017)*

Figure 2. ThermoGenesis Reorganization (2019.1.1)



Cesca Therapeutics
(Nasdaq:KOOL)
Bay City Capital, LLC
100%
Clinical Division
ThermoGenesis
80%
20%
AutoXpress Platform
POCXpress Platform
CARTXpress Bio Inc.
(Est. 2019.1.1)
CARTXpress Platform

5 We are Entering the Next Wave of Cell-Based Therapies

– The approval of two anti-CD19 CAR-T therapeutics has led to a global "Gold Rush" in CAR-T therapies

Emily's Story: A Young Girl Beats Cancer with Immunotherapy





Introducing the first FDA-approved CAR-T cell therapy
KYMRIAH™
(tisagenlecleucel)
$475,000/dose



tisagenlecleucel
KYMRIAH™

Science. 2006 October 6; 314(5796): 126–129.

Cancer Regression in Patients After Transfer of Genetically Engineered Lymphocytes

Richard A. Morgan, Mark E. Dudley, John R. Wunderlich, Marybeth S. Hughes, James C. Yang, Richard M. Sherry, Richard E. Royal, Suzanne L. Topalian, Udai S. Kammula, Nicholas P. Restifo, Zhili Zheng, Azam Nahvi, Christiaan R. de Vries, Linda J. Rogers-Freezer, Sharon A. Mavroukakis, and Steven A. Rosenberg

STAT

Pioneering cancer drug, just approved, to cost $475,000 — and analysts say it's a bargain



Follow-Up Study
Phase Unknown
Phase 2-3-4
Phase 1/2
Phase 0-1
Sharp increase of numbers of CAR-T clinical trials
120
100
80
60
40
20
0
2004
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
© CellTrials.org

Source : www.clinicaltrials.gov (by 12.31.2018) >680 registered CAR-T trials globally

M&A Deals since 2017 (Partial List)	Deal Size
Gilead acquired Kite Pharma (CAR-T)	$11.9 Billion
Celgene acquired Juno (CAR-T)	$9 Billion
Takeda acquired TiGenix (RM)	$630 Million
Fujifilm acquisition for CAR-T CDMO	$800 Million
Gilead/Kite acquired Cell Design Labs	$567 Million
Johnson & Johnson acquired Legend	$350 M + 50% JV
BMS acquired Celgene	$74 Billion



262
228
104
44
CAR-T "Gold Rush"

ThermoGenesis CESCA Therapeutics

Current Challenge Facing Cell-Based Therapies is Manufacturing

*– Traditional process involves the use of **ficoll** and **magnetic beads** that are labor-intensive and time consuming. i.e. it will take 8 hrs to complete just the first three steps to process one patient sample.*

Mononuclear Cells (MNC) Fraction



Ficoll-based Isolation → MNC → MACS-based Purification → $CD3^+T$ Cells → Expansion Transfection → $CD3^+$ CAR-T → Formulation Crypreservation → Final Product

The Reality: ***Time Consuming, Labor Intensive***


1. Layer on Ficoll
2. Centrifuge
3. Transfer
4. Centrifuge
5. Wash & centrifuge
6. Count
7. Transfer
8. Incubate
9. Centrifuge
10. Count
11. Transfer
12. Centrifuge
13. Electroporate
14. Centrifuge
15. Transfer
16. Incubate
17. Centrifuge & harvest

The whole process requires 14-21 days. First three steps require 8hr in a GMP unit, therefore each GMP unit can produce ONLY one patient/day.

- *Labor-intensive manual steps*
- *Highly variable*
- *Open systems*
- *Low yield*
- *Low efficiency*

Source: https://www.jove.com/video/50070/clinical-application-sleeping-beauty-artificial-antigen-presenting

ThermoGenesis CESCA Therapeutics

ThermoGenesis' CAR-TXpress™ Manufacturing Platform

–Newly launched CAR-Txpress, is a modular designed, semi-automated, closed system for large scale cellular manufacturing.

CAR-TXpress™ Platform



Whole Blood
BMA
Leukapheresis Unit
High Efficiency Low Cost
Ficoll-Free Beads-Free
Best-in-Class Practice
IL-2, CD3, DNA
Gene Insertion
Volumes May Exceed 5 L Additional IL-2 Infused
Isolation of MNCs
Selection of CD3+ Cells
Modification
Expansion
Volume Reduce/ Harvest
10 – 14 days
Final Formulation
X- WASH® Washing and Volume Reduction
X- LAB® Superior Isolation of MNC's
X- BACS® Superior Selection of CD3+ Cells
Freezing
Patient
Direct Infusion
BioArchive® Automated Storage and Retrieval
Patient
Direct Infusion

Proprietary CAR-TXpress™ Platform

Newly Patented X-BACS™ Technology

ThermoGenesis CESCA Therapeutics

Buoyancy Activated Cell Sorting (X-BACS™) Technology

– Proprietary, new approach for separating cells from blood product using bubble technology

CAR-TXpress™ Platform


Target cells w/ beads
Non-Target cells w/o beads
Magnet
Magnet

Magnetic Activated Cell Sorting (MACS)

MACS Miltenyi Biotec

ThermoGenesis

What It Is:

- BACS uses microscopic bubbles (each smaller than a single cell) as cell isolation reagents.
- The microbubbles are ruggedized with lipid shells, to which antibodies are attached to bind them *only to the target cell type* in a mixture of cell types (such as blood)
- In a centrifuge, target cells with their bound microbubbles float, while all other (unwanted) cells sink


cell mixture
add microbubbles
mix
centrifuge
1
2
3
4
Target cells w/ bubble
Microbubble
Non-target Cell
Target Cell
Non-Target cells w/o bubble



Newly Patented Technology

Buoyancy Activated Cell Sorting (BACS)

ThermoGenesis CESCA Therapeutics

9

X-BACS™ technology vs. Current Ficoll+MACS Method

– Reduces processing time to just 1-2 hours vs. 6-8 hours; increases efficiency 4x

CAR-TXpress™ Platform

Traditional Method: from whole blood to purified CD3+T cells, current Ficoll+MACS method takes 6-8hr



Whole Blood



Step One: Ficoll based MNC Isolation (3hr)


MACS Columns used to contain the specimen of interest
Magnetic bar (MACS separator) to hold the columns and attracted to the metal plate (shown black in colour above)

Step Two: MACS based CD3+ T Cell purification (3hr)

Purified CD3+ T Cells

NEW! X-Mini™ Kits 1hr

One Step to Purify CD3+ T Cells

ThermoGenesis CESCA Therapeutics

10 CAR-TXpress™ Platform Significantly Reduces Processing Time While Improving Cell Recovery

Cesca's technology reduces cell selection time from eight hours to two hours

- Saves on cGMP
- Saves on staff time
- Increases throughput per clean room



Hours
8
7
6
5
4
3
2
1
0
Existing Process
75%
Reduction
CAR-TXpress™

Our technology improves cell recoveries after isolation and selection by up to 45% and 50%, respectively.



100
90
80
70
60
50
40
30
20
10
% Recovery
Manual Process
65.0%
60.5%
CAR-TXpress
94.5%
(45% improvement)
90.8%
(50% improvement)
Ficoll** & Magnetic Beads***
X-LAB* & X-BACS

Large scale manufacturing using CAR-Txpress™

ThermoGenesis | CESCA Therapeutics

11 BioArchive®: Fully Automated Storage of Clinical Product

– Fully robotic storage and retrieval system for cryopreserving cell-based therapeutics, has already been used in four BLA applications

BioArchive® System



Individual based storage



Barcode Reader (CCD)
Periscope/Arm Vertical Travel
Periscope/Arm Rotation
Linear Actuator
Periscope Arm
Major Lid
Minor Lid
Major Lid Rotation
Viewing Glass
Minor Lid Rotation
Canister
(on canister hook)
Storage Rings
bioarchive



Sample in overwrap bag placed in canister.





Sample is being stored on rack.



Once the sample reaches -50°C it is robotically

Individual storage, closed system, automated data tracking and build-in programmed freezing

ThermoGenesis | CESCA Therapeutics

BioArchive® More Viable Stem & Effector Cells Provides Faster Engraftment and Higher Survival Rates

BioArchive® System


Myeloid Engraftment
by Processing Method and Freezer
% with ANC ≥ 500
100
80
60
40
20
Whole Blood-Conventional Dewar
Vol. Reduced-BioArchive
Vol. Reduced-Conventional Dewar
Cox Regr.
Process/Freezer (n) RR P
WB-Conventional Dewar (n = 438) 1.16 0.047
VR-Conventional Dewar (n = 672) Reference
VR-BioArchive (n = 384) 1.41 <0.001
7 14 21 28 35 42 49 56 63 70 77
Days Post-Transplant


Platelet Engraftment
by Processing Method and Freezer
% with Platelet ≥ 50,000
100
80
60
40
20
Vol. Reduced-BioArchive
Whole Blood-Conventional Dewar
Vol. Reduced-Conventional Dewar
Cox Regr.
Process-Freezer (n) RR P
WB-Conventional Dewar (n = 425) 1.07 0.5
VR-Conventional Dewar (n = 654) Reference
VR-BioArchive (n = 355) 1.41 < 0.001
30 90 180 270
Days Post-Transplant


Overall Survival
by Processing Method and Freezer
% Surviving
100
80
60
40
20
Vol. Reduced/BioArchive
Whole Blood-Conventional Dewar
Vol. Reduced-Conventional Dewar
Process-Freezer (n) RR P
WB-Conventional Dewar (n = 454) 1.02 0.8
VR-Conventional Dewar (n = 704) Reference
VR-BioArchive (n = 457) 0.70 < 0.001
Cox Reg.
30 90 180 270 360
Days Post-Transplant

[1] Rubinstein, P. et al. "Clinical Outcome of Unrelated Cord Blood Transplants: An analysis of Processing Method and Freezer Storage on Transplants from New York Blood Center National Cord Blood Program." March 14, 2007.

[2] Rubenstein P. Cord blood banking for clinical transplantation. Bone Marrow Transplantation 2009;44:635-642.

ThermoGenesis CESCA Therapeutics

BioArchive®: Market Penetration

– 303 BioArchive Systems, 129 sites in 37 countries

BioArchive® System



The America's	Europe/Russia/Africa	Asia/Mid East
111 Systems	79 Systems	113 Systems
41 Cord Blood Banks	42 Cord Blood Banks	46 Cord Blood Banks
5 Countries	19 Countries	13 Countries

ThermoGenesis | CESCA Therapeutics

14 AXP®: Leading Automated Technology for Stem Cell Banking

– A fully automated system for isolation of stem cells from cord blood with superior performance, a leading automated cellular processing system for stem cell banking worldwide

AutoXpress® Platform


AXP/AXPII

NYBC National Cord Blood Program AXP Processing Results: N=34,011 CBUs				
	Recovery (Post-processing)		Volume (Post processing)	CD 34+ viability (Post-processing)
	% MNC	% CD34+	(mL)	(%)
Mean	91.6	96.6	20.99	99.3
Std. Dev.	9.8	17.5	0.09	0.65

Over 1,000,000 large scale automated processing procedures done worldwide using AutoXpress (AXP®) platform

Recovery rate comparison between AXP® vs. competitor system (showing superiority of AXP® system)


A
TNC and MNC Cell Recovery Rate by Processing Method
Cell Recovery Rate
100%
80
60
40
20
0
AXP

Reference: Meta-Analysis of the AXP® and other Automated Cord Blood Processing Systems Based on 32 references, representing various public and private cord blood banks and institutions dated from 2001-2015.

Notable public and private customers

National Cord Blood Program – New York Blood Center
國際臍帶血庫企業集團 Global Cord Blood Corporation
Carolinas Cord Blood Bank
The University of Texas MD Anderson Cancer Center
HealthBaby 生寶臍帶血庫
Cleveland Cord Blood Center
Cbr a California Cryobank Company

ThermoGenesis | CESCA Therapeutics

PXP®: Leading Automated Technology for Point-of-Care

– A fully automated system for isolation of stem cells from bone marrow or peripheral blood for various sources within 45 mins, allowing direct autologous point-of-care (PoC) applications

POCXpress Platform

PXP™ System

EFFICIENT AUTOMATION
Achieves high stem and progenitor cell recoveries with low residual red blood cell contamination.

QUICK AND SIMPLE
Rapid concentration of bone marrow in less than 20 minutes using an automated closed sterile system.

PRECISION
Harvests a precise volume of cell concentrate from a sample of bone marrow aspirate.

PERSISTENT QUALITY CONTROL
The DataTrak software provides quick and accurate data tracking and documentation specific to each bone marrow sample processed.


ThermoGenesis
PXP™ Docking Station

ThermoGenesis | CESCA

Clinic application scenarios with point-of-care systems

POCXpress Platform

Indication	Pre-Clinical/Pilot	PI/Ib	PII	PIII	Platform	Market Est.
Vascular						
AMI	Single Patient				POCXpress	$700M
CLI		17 Patients		IDE	POCXpress	$2B
Non-Healing Ulcer	10 Patients					$800M
Orthopedic						
Spinal Fusion	15 Patients				POCXpress	$800M
Osteoarthritis	50 Patients				POCXpress	$5B
Non-Union Fracture	49 Patients				POCXpress	$1B
Avascular Necrosis	10 Patients				POCXpress	$800M

A Full Product Line for Automated Cellular Processing

– From stem cell banking, to point-of-care clinical applications, to large scale manufacturing

1.AutoXpress® Platform
- Stem Cell Banking



AXP/AXP II



BioArchive

2.POCXpress Platform
- Point-of-Care Application

MXP



PXP



3.CARTXpress™ Platform
- Large Scale Cell Mfg.


X-Series™ Products


X-Mini


Disposable Cartridge
Control Module
Docking Station
BACS Cell Transfer Set

X-Series

ThermoGenesis Business Strategy

– Transforming from a medical device company to a leading solution provider.


Past 18 months
Growth Strategy
• Novartis received first CD19 CART approval from FDA
• TG received first CAR-TXpress patent from USPTO
• Kite received second CD19 CART approval from FDA
• TG received second CAR-TXpress patent from USPTO
• TG launched CAR-TXpress™ platform for large scale cellular process & manufacturing
• TG launched POC-Xpress platform for point-of-care (PoC) clinical applications
• TG launched 2nd generation of AutoXpress® platform for stem cell banking
Tier 1.
Rev. potential $50-200m
CARTXpress™ off-the-shelf product
Tier 2.
Rev. potential $200-600m
CMO/CDMO services for cell manufacturing
Tier 3.
Rev. potential multi-billion
Global solution provider for cell therapies
July 2017
Oct 2017
May 2018
July 2018
Nov 2018
Jan 1 2019
2020
2021
2022
2023
2024
Est. 2017
ThermoGenesis

ThermoGenesis | CESCA Therapeutics

Vital Statistics

Major inflection point in 2019

NASDAQ	KOOL
Share Price	$0.35 *
Share Price 52 Week Range	$0.21 - $3.92
Shares Outstanding	21.6M
Market Capitalization	$7.6M
Revenue (2018) **	$10M
Cash **	$2.2M

* As of February 8, 2019
** As of September 30, 2018

ThermoGenesis CESCA

Experienced Leadership Team



Chris Xu, PhD/MBA, Chairman, President and Chief Executive Officer

20+ years in life sciences and pharmaceutical industry

Founder of the Boyalife Group; fostered more than 20+ private public companies



Haihong Zhu, President of ThermoGenesis Corp

25+ years involved in stem cell field

10+ years of C-level experience in life science companies



Phil Coelho, Chief Technology Officer of ThermoGenesis Corp

Inventor of many of the legendary automated cellular processing products

Holder of 40+ US patents and 300+ international patents

30+ years of C-level experience with public life science companies



Jeff Cauble, Principal Accounting Officer

20+ years in managerial roles within finance for both private and publicly traded companies

ThermoGenesis | CESCA Therapeutics

Pursuing Excellence for Cell Based Therapies

Cell Banking, Cell Process and Cell Therapy

Company Contact:

Cesca Therapeutics Inc.
Wendy Samford
916-858-5191
ir@cescatherapeutics.com

Investor Contact:

Rx Communications
Paula Schwartz
917-322-2216
pschwartz@rxir.com

For more information:

Cesca Therapeutics Inc, visit:
www.cescatherapeutics.com
ThermoGenesis Corp, visit:
www.thermogenesis.com

ThermoGenesis CESCA Therapeutics